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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2015

CARE CAPITAL PROPERTIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37356 (Commission File Number)	37-1781195 (IRS Employer Identification No.)
353 N. Clark Street, Suite 2900, Chicago, Illinois (Address of Principal Executive Offices)		60654 (Zip Code)

Registrant's Telephone Number, Including Area Code: (312) 881-4700

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

        Care Capital Properties, Inc. (the "Company"), currently a wholly owned subsidiary of Ventas, Inc. ("Ventas"), previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially filed on April 23, 2015 (as amended, the "Registration Statement"), relating to the distribution by Ventas of all of the Ventas-owned shares of common stock of the Company to Ventas stockholders. On July 31, 2015, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information concerning the Company's business and management.

        The final information statement, dated July 31, 2015 (the "Information Statement"), is being made available to Ventas stockholders beginning on or about August 5, 2015. The Information Statement is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference. The Information Statement shall not be deemed filed with the U.S. Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the Information Statement shall not be incorporated by reference into any filing of the Company regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not applicable.

  (b)
  Pro Forma Financial Information.

    Not applicable.

  (c)
  Shell Company Transactions.

    Not applicable.

  (d)
  Exhibits:

Exhibit Number	Description
99.1	Information Statement of Care Capital Properties, Inc., dated July 31, 2015.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date: August 5, 2015	By:	/s/ KRISTEN M. BENSON Kristen M. Benson Vice President and Secretary

 EXHIBIT INDEX

Exhibit Number	Description
99.1	Information Statement of Care Capital Properties, Inc., dated July 31, 2015.

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  Item 7.01. Regulation FD Disclosure.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX